Exhibit 10.4

                          REGISTRATION RIGHTS AGREEMENT

         Registration Rights Agreement, dated as of March __, 2007, between Five Star Products, Inc., a Delaware corporation ("FS"), and Leslie Flegel ("Flegel").

         WHEREAS, pursuant to that certain Agreement, dated as of the date hereof (the "FS Agreement"), between FS and Flegel, FS is issuing to Flegel 2,000,000 shares (the "FS Shares") of FS Common Stock; and

         WHEREAS, as a condition to entering into the FS Agreement, Flegel has required that FS extend to him certain registration rights as provided in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth in this Agreement and in the FS Agreement, the parties hereto, intending to be legally bound, agree as follows:

Section 1.        General

1.1 Definitions. As used in this Agreement, in addition to terms defined elsewhere herein, the following terms shall have the following respective meanings:

(a) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(b) "Five Star Shares" means the FS Common Stock owned by NPDC or any subsidiary of NPDC (other than Five Star or any subsidiary of Five Star), including without limitation any shares of FS Common Stock that JL Distributors, Inc. has the right to acquire upon conversion of that certain convertible promissory note issued by FS.

(c) "Form S-3" means such form under the Securities Act (including Rule 415 thereunder) as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents previously or hereafter filed by FS with the SEC.

(d) "FS Common Stock" means FS's common stock, par value $.01 per share.

(e) "Lock-Up Period" has the meaning given to such term in the FS Agreement.

(f) "NPDC" means National Patent Development Corporation, a Delaware corporation.

(g) "NPDC Common Stock" means NPDC's common stock, par value $.01 per share.

(h) "NPDC Shares" means the 200,0000 shares of NPDC Common Stock issued to Flegel pursuant to the Purchase Agreement.

(i) "Purchase Agreement" means the Purchase Agreement, dated as of the date hereof, between NPDC and Flegel.

(j) "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(k) "Registrable Securities" means the FS Shares owned by Flegel, any shares of FS Common Stock (i) owned by Flegel and issued in exchange for the NPDC Shares or (ii) issuable in exchange for the NPDC Shares owned by Flegel, and any shares of capital stock of FS issued in connection with (or issuable upon the conversion or exercise of any warrant, right, or other security which is issued
as) a dividend, stock split, reclassification, recapitalization or other distribution with respect to, or in exchange for or in replacement of, the FS Shares or such shares of FS Common Stock; provided, however, that Registrable Securities shall not include any securities which are eligible for sale under paragraph (k) of Rule 144.

(l) "Registration Expenses" means all expenses incurred by FS in complying with Sections 2.1 and 2.2, hereof, including, without limitation, all registration and filing fees, printing expenses, escrow fees, listing fees, fees and disbursements of counsel for FS (but excluding any fees and disbursements of counsel for Flegel), blue sky fees and expenses (including reasonable fees and disbursements of underwriter's counsel in connection with blue sky qualifications and filings), and the expense of any special audits and/or comfort letters incident to or required by any such registration (but excluding the compensation of regular employees of FS).

(m) "Rule 144" means Rule 144 promulgated by the SEC under the Securities Act.

(n) "SEC" means the Securities and Exchange Commission.

(o) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(p) "Selling Expenses" means all underwriting discounts and selling commissions applicable to a sale of Registrable Securities.

Section 2.        Registration.

2.1      Demand Registration.

(a) Subject to the conditions of this Section 2.1, if FS receives a written request from Flegel that FS file a registration statement under the Securities Act covering the registration of all or a part of his Registrable Securities, then FS shall use its commercially reasonable efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that he has requested to be registered (such request to include the number of Registrable Securities sought to be included and the intended method or methods of distribution of such Registrable Securities), subject to and in accordance with the terms, conditions, procedures, and limitations contained in this Agreement. Flegel may at any time prior to the effective date of the registration statement relating to a requested registration under this Section 2.1 revoke his request by providing written notice to FS, in which case the Registration Expenses will be borne in accordance with Section 2.4.



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(b)      FS shall not be required to effect a registration pursuant to this
         Section 2.1:

(i)      prior to the expiration of the Lock-Up Period;

(ii) after FS has effected one registration pursuant to this Section 2.1, provided, however, that a registration shall not count as having been effected unless and until it has become effective, and unless and until Flegel shall have had the opportunity to register and sell 100% of his Registrable Securities initially requested to be registered pursuant thereto, except that a registration the request for which has been revoked by Flegel shall count as having been effected unless the revocation is based upon material adverse information concerning the business or financial condition of FS, of which Flegel was not aware at the time of his request for registration;

(iii) during the period starting with the date of filing of, and ending on the date 90 days following the effective date of, a registration statement pertaining to any underwritten public offering in which Flegel was given the opportunity to participate pursuant to Section 2.2; provided that FS uses commercially reasonable efforts to cause such registration statement to become effective; or

                  (iv) during any period when FS is not eligible to use Form S-3 to register the Registrable Securities.

2.2      Piggyback Registrations.

(a) FS shall notify Flegel at least 15 days prior to the filing of any registration statement under the Securities Act for a public offering of securities of FS (including, but not limited to, registration statements relating to secondary offerings of securities of FS, but excluding registration statements relating to employee benefit plans or corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford Flegel an opportunity to include in such registration statement all or part of the Registrable Securities held by Flegel; provided, that (x) no such notice shall be required, and this Section 2.2 shall not be applicable, at any time when a registration statement filed under Section 2.1 is effective. Such notice shall
(i) offer Flegel the opportunity to register such number of Registrable Securities as he may request and (ii) describe such securities and specify the form and manner and other relevant facts involved in such proposed registration (including, without limitation, if known, the price at which such securities are reasonably expected to be sold to the public, whether or not such registration will be in connection with an underwritten offering and, if so, the identity of the managing underwriter, whether such underwritten offering will be pursuant to a "best efforts" or "firm commitment" underwriting, and, if known, the amount of underwriting discount reasonably expected to be incurred in connection therewith). If Flegel desires to include in any such registration statement all or part of the Registrable Securities held by him, he shall, within 15 days after receipt of the above-described notice from FS, so notify FS in writing. Such notice shall state the number of Registrable Securities which Flegel requests to be included in such registration and his intended method of disposition of the Registrable Securities. If Flegel decides not to include all or any part of his Registrable Securities in any registration statement filed by FS, he shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by FS, all upon the terms and conditions set forth herein. In addition, inclusion of any part of the Registrable Securities in a registration pursuant to this Section 2.2(a) shall not affect Flegel's rights under Section 2.1.



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

(b) Notwithstanding the provisions of Section 2.2(a), FS shall not be required to give Flegel notice of its intent to file any registration statement of the type described in Section 2.2(a) which is filed prior to the expiration of the Lock-Up Period (a "Lock-up Period Registration Statement"), and (except as set forth in the last sentence of this Section 2.2(b)) Flegel shall not have the right to include any of his Registrable Securities in any Lock-Up Period Registration Statement, unless such Lock-Up Period Registration Statement includes all or a part of the Five Star Shares (such registration statement, a "Qualifying Registration Statement"). In the event that FS shall file a Qualifying Registration Statement, Flegel shall be entitled to include his Registrable Securities in such Qualifying Registration Statement; provided, however, that the number of Registrable Securities that he shall be entitled to include shall be limited to such number of his Registrable Securities as equals the total number of Registrable Securities then owned by Flegel multiplied by a fraction, the numerator of which is the number of shares of Five Star Shares that are being included in such Qualifying Registration Statement and the denominator of which is the total number of Five Star Shares. If a Lock-Up Period Registration Statement, other than a Qualifying Registration Statement, is not declared effective by the SEC prior to the expiration of the Lock-Up Period, FS shall give Flegel a reasonable opportunity to include any of his Registrable Securities in such Lock-Up Period Registration Statement.

(c) If the registration statement under which FS gives notice under this Section
2.2 is for an underwritten offering, Flegel's right to be included in a registration pursuant to this Section 2.2 shall be conditioned upon his participation in the underwriting to the extent provided herein and his entering into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by FS. Notwithstanding any other provision of this Section 2.2, if the underwriter determines in good faith that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities), then FS shall so advise Flegel, and the number of securities that may be included in the underwriting shall be allocated first, to FS; and second, to Flegel and to any other stockholders of FS having comparable rights, on a pro rata basis based on the total number of Registrable Securities requested to be sold by Flegel and such other stockholders. If Flegel disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to FS and the underwriter, delivered at least 10 business days prior to the effective date of the registration statement, which withdrawal shall not affect Flegel's rights under
Section 2.1 or 2.2. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(d) FS shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not Flegel has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by FS in accordance with Section 2.4.

2.3 Suspension of Registration. Under any registration statement filed pursuant to Section 2 hereof, FS may restrict disposition of Registrable Securities and Flegel will not be able to dispose of such Registrable Securities, if FS shall


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have delivered a certificate to Flegel signed by an officer of FS stating that in the good faith judgment of the Board of Directors of FS a delay in the disposition of such Registrable Securities is necessary because FS has determined that such sales would require public disclosure by FS of material nonpublic information that is not included in such registration statement. In the event of the delivery of such certificate to Flegel, FS shall use its commercially reasonable efforts to amend such registration statement or amend or supplement the related prospectus as necessary, and take all other actions necessary, to allow the proposed sale to take place as promptly as possible (or, if in the reasonable judgment of the Board of Directors of FS disclosure of such event would be detrimental to FS, promptly after the earlier of (a) the date that disclosure of such event would not be detrimental to FS and (b) 120 days after the date of such certificate, provided, however, that such right to delay the sales of Registrable Securities may be exercised by FS not more than twice in any 12-month period and that the aggregate delay in the sale of the Registrable Securities included in the registration statement shall not exceed 180 days from the date of the respective certificates.

2.4 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration pursuant to
Section 2.1 or 2.2 shall be borne by FS. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. FS shall not, however, be required to pay for expenses of (a) any registration begun pursuant to Section 2.1, the request for which has been subsequently withdrawn by Flegel, unless (i) the withdrawal is based upon material adverse information concerning the business or financial condition of FS, of which Flegel was not aware at the time of such request; or (ii) Flegel agrees to forfeit his requested registration under Section 2.1. If FS is not required to pay the Registration Expenses, such expenses shall be borne by Flegel; and, if FS has previously paid any such expenses, Flegel shall promptly reimburse FS therefore.

2.5 Obligations of FS. Whenever required to register any Registrable Securities, FS shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective.

(b) Use its commercially reasonable efforts to keep such registration statement effective in the case of a registration statement under Section 2.1, for up to 90 days, or, if earlier, until Flegel has completed the distribution related thereto.

(c) Prepare and file with the SEC such amendments (including post effective amendments and supplemental opinions of counsel, if required) and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in Section 2.5(b).

(d) Furnish to Flegel such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities


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Act, and such other documents as they may reasonably request to facilitate the disposition of Registrable Securities owned by him.

(e) Use its commercially reasonable efforts to register and qualify the Registrable Securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as Flegel shall be reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable Flegel to consummate the disposition of the Registrable Securities owned by him in such jurisdictions; provided that FS shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(f) Use its commercially reasonable efforts to cause the Registrable Securities covered by such registration statement to be registered or qualified with or approved by such other governmental agencies or authorities (including, without limitation, state securities commissions) as may be necessary to enable Flegel to consummate the disposition of such Registrable Securities.

(g) Notify Flegel, promptly after FS shall receive notice thereof, of the date and time the registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

(h) Notify Flegel, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at Flegel's request, subject to Section 2.3, deliver a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(i) Within a reasonable time before each filing of the registration statement or any amendment or supplement thereto with the SEC, furnish to one counsel, selected by Flegel, copies of such documents proposed to be filed, which documents shall be subject to the reasonable approval of such counsel.

(j) Use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a registration statement and, if one is issued, immediately notify Flegel of the receipt of such notice and use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment.

(k) Make available to Flegel and any attorney, accountant, or other agent or representative retained by him (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents, and properties of FS, as shall


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be reasonably necessary to enable them to exercise their due diligence responsibility, and cause FS's officers, directors, and employees to supply all information requested by any such Inspector in connection with such registration statement, subject, in each case, to such confidentiality agreements as FS shall reasonably request.

(l) Use its commercially reasonable efforts to cause the securities covered by such registration statement to be listed on any securities exchange or quoted on any quotation system on which similar securities issued by FS are then listed or quoted.

(m) Otherwise use its commercially reasonable efforts to cooperate with the SEC and other regulatory agencies and take all reasonable actions and execute and deliver or cause to be executed and delivered all documents reasonably necessary to effect the registration of any securities under this Agreement.

(n) Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement.

(o) If such registration involves an underwritten offering, obtain and furnish a comfort letter, dated the effective date of such registration statement, and the date of the closing under the underwriting agreement, signed by FS's independent public accountants and addressed to Flegel, in customary form and covering such matters as are customarily covered by comfort letters by independent public accountants in such public offerings and such other financial matters as Flegel may reasonably request.

(p) If such registration involves an underwritten offering, furnish a legal opinion of FS's counsel, dated the date of the closing under the underwriting agreement and addressed to Flegel, with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and other documents relating thereto, in customary form and covering such matters as are customarily covered by legal opinions of issuers' counsel in such public offerings.

(q) During the period when a prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act.

2.6 Termination of Registration Rights. Flegel's registration rights shall expire if all Registrable Securities held by and issuable to him may be sold under SEC Rule 144 during any 90 day period.

2.7 Furnishing Information. It shall be a condition precedent to the obligations of FS to take any action pursuant to Section 2.1, or 2.2 that Flegel shall furnish to FS such information regarding himself, the Registrable Securities held by him, and the intended method of disposition of such securities as shall be required to effect the registration of his Registrable Securities.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under Section 2.1 or 2.2:

(a) To the extent permitted by law, FS will indemnify and hold harmless Flegel and his heirs, executors, personal representatives and agents, against any


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losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions, or violations (collectively a "Violation") by FS: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by FS of the Securities Act, the Exchange Act, or any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law in connection with the offering covered by such registration statement; and, subject to Section 2.8(c), FS will pay as incurred to Flegel and his heirs, executors, personal representatives and agents any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of FS, which consent shall not be unreasonably withheld, nor shall FS be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such person. With respect to any untrue statement or alleged untrue statement made in, or omission or alleged omission from, any preliminary prospectus, any Rule 430A prospectus, or any prospectus, the indemnity agreement contained in this Section 2.8(a) with respect to such preliminary prospectus, Rule 430A prospectus, or prospectus, to the extent it is based on the claim of a person who purchased securities directly from a person, shall not inure to the benefit of such person (or to the benefit of any of its partners, members, officers, directors, trustees, stockholders, employees, agents, or counsel, or any person controlling such person ) if the prospectus (or the prospectus as amended or supplemented if FS shall have filed with the SEC any amendment or supplement thereto) which shall have been furnished to such person prior to the time it sent written confirmation of or otherwise confirmed such sale to such purchaser does not contain such statement, alleged statement, omission, or alleged omission and a copy of the prospectus (or the prospectus as amended or supplemented if FS shall have filed with the SEC any amendment or supplement thereto) shall not have been sent or given to such purchaser and such purchaser shall not otherwise have received a copy thereof at or prior to the written confirmation of such sale.

(b) To the extent permitted by law, Flegel will, if Registrable Securities held by Flegel are included in the securities as to which such registration is being effected, indemnify and hold harmless FS, each of its directors, its officers, and each person, if any, who controls FS within the meaning of the Securities Act, against any losses, claims, damages, or liabilities (joint or several) to which FS or any such person may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Flegel specifically for use in connection with such registration; and, subject to Section 2.8(c), Flegel will pay as incurred any legal or other expenses reasonably incurred by FS or any such person in connection with investigating or defending any such loss, claim, damage, liability, or action if it is judicially determined that there was such a


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Violation; provided, however, that the indemnity agreement contained in this
Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Flegel, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity obligation of Flegel; under this
Section 2.8 exceed the net proceeds received by Flegel from the sale of Registrable Securities pursuant to such registration statement.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages, or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage, or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by Flegel hereunder exceed the net proceeds from the offering received by him. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.8 were determined by pro rata allocation or any other method of allocation which does not take into account the equitable consideration referred to in this
Section 2.8(d).

(e) The obligations of FS and Flegel under this Section 2.8 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of


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any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

2.9 Rule 144. With a view to making available to Flegel the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, FS agrees to use its commercially reasonable efforts to, at all times at which any Registrable Securities are eligible for sale under Rule 144 (other than paragraph (k) thereof):

(a) make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act;

(b) file with the SEC, in a timely manner, all reports and other documents required of FS under the Exchange Act;

(c) furnish to Flegel, forthwith upon request, a written statement by FS as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act, a copy of the most recent annual or quarterly report of FS, and such other reports and documents as Flegel may reasonably request to sell Registrable Securities under Rule 144; and

(d) cooperate with Flegel in good faith to enable Flegel to deliver, promptly upon any sale of Registrable Securities (or securities which, in the absence of eligibility for sale under Rule 144, would be Registrable Securities) by him under Rule 144 under the Securities Act, certificates representing such securities which shall not contain any restrictive legend.

Section 3.        Miscellaneous.

3.1 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

3.2 No Assignment. Neither this Agreement or any rights hereunder may be assigned by either party.

3.3 Entire Agreement. This Agreement, the FS Agreement, the Purchase Agreement, and the other documents delivered pursuant thereto set forth the entire understanding of the parties with respect to the subject matter hereof and supersede all existing agreements among them concerning such subject matter.

3.4 Severability. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.



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3.5      Amendment and Waiver.

(a) Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), by written instrument executed by FS and Flegel.

(b) Any waiver of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

3.6 Notices and Consents. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given (a) in the case of FS, to its address at 777 Westchester Avenue, Fourth Floor, White Plains, New York 10604, or (b) in the case of Flegel, to his address at 4951 Gulf Shore Boulevard, PH 201, Naples FL 34103 (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 3.6). Any notice shall be deemed given at the time of receipt thereof.

3.7 Specific Performance. In addition to any other remedy provided at law or equity, the parties hereto shall be entitled to specific performance of this Agreement.

3.8 Headings. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

3.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. The transmission by facsimile by each party of a signed counterpart copy of this Agreement to the other party shall be deemed proof of signature of the original and the signed facsimile so transmitted shall be deemed an original for the purposes of this Agreement.

3.10 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.




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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

                                           FIVE STAR PRODUCTS, INC.



                                           By:_________________________
                                                 Name:
                                                 Title:



                                           -------------------------
                                           Leslie Flegel


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